Exhibit 99.1

Blackstone Reports Third Quarter Results

New York, October 27, 2016: Blackstone (NYSE:BX) today reported its third quarter 2016 results.

Stephen A. Schwarzman, Chairman and Chief Executive Officer, said, “Blackstone continued to perform well in this year’s third quarter, with every business achieving sequential and year-over-year growth in both revenues and earnings, and assets under management reaching a record $361 billion. In a period of very low growth and interest rates around the world, we strive to provide good investment returns to institutions and individuals alike. And we achieved that goal.”

Blackstone’s press release of its third quarter 2016 results can also be viewed at www.blackstone.com.

Distribution

Blackstone has declared a quarterly distribution of $0.41 per common unit to record holders of common units at the close of business on November 7, 2016. This distribution will be paid on November 14, 2016.

Quarterly Investor Call Details

Blackstone will host a conference call on October 27, 2016 at 11:00 a.m. ET to discuss third quarter 2016 results. The conference call can be accessed via the Shareholders section of Blackstone’s website at www.blackstone.com or by dialing +1 (877) 391-6747 (U.S. domestic) or +1 (617) 597-9291 (international), pass code 149 943 55#. For those unable to listen to the live broadcast, a replay will be available on www.blackstone.com or by dialing +1 (888) 286-8010 (U.S. domestic) or +1 (617) 801-6888 (international), pass code 581 320 61#.

About Blackstone

Blackstone is one of the world’s leading investment firms. We seek to create positive economic impact and long-term value for our investors, the companies we invest in, and the communities in which we work. We do this by using extraordinary people and flexible capital to help companies solve problems. Our asset management businesses, with over $360 billion in assets under management, include investment vehicles focused on private equity, real estate, public debt and equity, non-investment grade credit, real assets and secondary funds, all on a global basis. Further information is available at www.blackstone.com. Follow Blackstone on Twitter @Blackstone.

The Blackstone Group L.P.

345 Park Avenue

New York, New York 10154

T 212 583 5000

Forward-Looking Statements

This release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 which reflect Blackstone’s current views with respect to, among other things, Blackstone’s operations and financial performance. You can identify these forward-looking statements by the use of words such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. Blackstone believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as such factors may be updated from time to time in its periodic filings with the Securities and Exchange Commission, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in the filings. Blackstone undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

This release does not constitute an offer of any Blackstone Fund.

Investor and Media Relations Contacts

Joan Solotar Blackstone Tel: +1 (212) 583-5068 solotar@blackstone.com	Weston Tucker Blackstone Tel: +1 (212) 583-5231 tucker@blackstone.com	Christine Anderson Blackstone Tel: +1 (212) 583-5182 christine.anderson@blackstone.com

2

Blackstone’s Third Quarter 2016 Earnings October 27, 2016

Blackstone

Third Quarter 2016 GAAP Results
GAAP
Net
Income
was
$692
million
for
the
quarter,
and
$1.5
billion
year-to-date.
GAAP
Net
Income
Attributable
to
The
Blackstone
Group
L.P.
was
$313
million
for
the
quarter
and
$671
million
year-to-date.
n/m = not meaningful.
% Change
% Change
(Dollars in Thousands, Except per Unit Data) (Unaudited)
3Q'15
3Q'16
vs. 3Q'15
3Q'15 YTD
3Q'16 YTD
vs. 3Q'15 YTD
Revenues
Management and Advisory Fees, Net
703,596
$
596,154
$
(15)%
1,894,496
$
1,812,883
$
(4)%
Performance Fees
Realized Carried Interest
435,189

503,990

16%
2,580,266

1,058,633

(59)%
Realized Incentive Fees
33,455

30,295

(9)%
110,775

88,155

(20)%
Unrealized Carried Interest
(1,055,920)

106,202

n/m
(1,124,010)

242,080

n/m
Unrealized Incentive Fees
(50,832)

30,545

n/m
36,274

45,900

27%
Total Performance Fees
(638,108)

671,032

n/m
1,603,305

1,434,768

(11)%
Investment Income (Loss)
Realized
99,952

119,351

19%
445,705

172,387

(61)%
Unrealized
(179,298)

23,752

n/m
(262,024)

67,347

n/m
Total Investment Income (Loss)
(79,346)

143,103

n/m
183,681

239,734

31%
Interest and Dividend Revenue
26,244

21,819

(17)%
70,129

67,180

(4)%
Other
(813)

(423)

(48)%
(2,478)

1,900

n/m
Total Revenues
11,573

1,431,685

n/m
3,749,133

3,556,465

(5)%
Expenses
Compensation and Benefits
Compensation
393,655

329,634

(16)%
1,426,233

1,031,061

(28)%
Performance Fee Compensation
Realized Carried Interest
97,798

168,427

72%
628,079

314,511

(50)%
Realized Incentive Fees
15,062

15,436

2%
49,126

44,810

(9)%
Unrealized Carried Interest
(228,697)

70,044

n/m
(204,876)

175,247

n/m
Unrealized Incentive Fees
(14,641)

13,508

n/m
16,450

19,645

19%
Total Compensation and Benefits
263,177

597,049

127%
1,915,012

1,585,274

(17)%
General, Administrative and Other
158,664

124,322

(22)%
436,496

378,355

(13)%
Interest Expense
36,860

37,278

1%
105,644

111,512

6%
Fund Expenses
18,296

15,128

(17)%
76,845

28,949

(62)%
Total Expenses
476,997

773,777

62%
2,533,997

2,104,090

(17)%
Other Income (Loss)
Net Gains (Losses) from Fund Investment Activities
(16,867)

61,395

n/m
158,703

111,240

(30)%
Income (Loss) Before Provision for Taxes
(482,291)
$
719,303
$
n/m
1,373,839
$
1,563,615
$
14%
Provision for Taxes
1,573

27,714

n/m
144,168

84,275

(42)%
Net Income (Loss)
(483,864)
$
691,589
$
n/m
1,229,671
$
1,479,340
$
20%
Net Income (Loss) Attributable to Redeemable Non-Controlling Interests in Consolidated Entities
(12,520)

10,764

n/m
8,787

2,314

(74)%
Net Income Attributable to Non-Controlling Interests in Consolidated Entities
30,671

82,653

169%
179,183

187,468

5%
Net Income (Loss) Attributable to Non-Controlling Interests in Blackstone Holdings
(247,318)

285,267

n/m
532,782

618,274

16%
Net Income (Loss) Attributable to The Blackstone Group L.P. ("BX")
(254,697)
$
312,905
$
n/m
508,919
$
671,284
$
32%
Net Income (Loss) per Common Unit, Basic
(0.40)
$
0.48
$
n/m
0.81
$
1.04
$
28%
Net Income (Loss) per Common Unit, Diluted
(0.40)
$
0.47
$
n/m
0.80
$
1.01
$
26%

Blackstone

Third Quarter 2016 Segment Highlights
Economic
Net
Income
(“ENI”)
was
$687
million
($0.57/unit)
in
the
quarter,
an
increase
of
$0.92/unit
year-over-year,
on
$1.4
billion
of
Total
Segment
Revenues.
•
ENI
was
$1.6
billion
($1.32/unit)
year-to-date
on
$3.5
billion
of
Total
Segment
Revenues.
Distributable
Earnings
(“DE”)
was
$593
million
($0.48/unit)
in
the
quarter,
on
$534
million
of
Realized
Performance
Fees.
•
DE
was
$1.5
billion
($1.23/unit)
year-to-date
on
$1.1
billion
of
Realized
Performance
Fees.
Fee
Related
Earnings
(“FRE”)
was
$229
million
in
the
third
quarter,
on
$601
million
of
Fee
Revenues.
•
FRE
was
$675
million
year-to-date,
up
8%
year-over-year,
on
$1.8
billion
of
Fee
Revenues,
despite
the
spin-off
of
Blackstone’s
Advisory
businesses
completed
in
October
2015.
Total
Assets
Under
Management
(“AUM”)
reached
a
record
$361.0
billion
through
a
combination
of
strong
fundraising
and
organic
expansion.
•
Gross
inflows
were
$14.7
billion
in
the
quarter,
bringing
the
last
twelve
months
(“LTM”)
inflows
to
$68.5
billion.
•
Total
AUM
increased
8%
year-over-year
and
Fee-Earning
AUM
was
up
11%
to
$267.8
billion.
Capital
deployed
of
$4.3
billion
in
the
quarter
and
$15.0
billion
year-to-date
was
achieved
by
leveraging
Blackstone’s
diverse
platform
to
find
opportunities
globally.
Blackstone
declared
a
third
quarter
distribution
of
$0.41
per
common
unit
payable
on
November
14,
2016.

Blackstone

Third Quarter 2016 Segment Earnings
The changes in carrying value, fund returns and composite returns presented throughout this presentation represent those of the applicable Blackstone Funds and not those of The
Blackstone Group L.P.
% Change
% Change
(Dollars in Thousands, Except per Unit Data)
3Q'15
3Q'16
vs. 3Q'15
3Q'15 YTD
3Q'16 YTD
vs. 3Q'15 YTD
Fee Revenues
707,826
$
601,255
$
(15)%
1,913,474
$
1,828,974
$
(4)%
Performance Fees
(639,349)

672,646

n/m
1,604,051

1,436,083

(10)%
Investment Income (Loss)
(136,131)

87,887

n/m
64,284

121,008

88%
Interest Income and Dividend Revenue
35,459

33,081

(7)%
96,936

103,395

7%
Total Revenues
(32,195)

1,394,869

n/m
3,678,745

3,489,460

(5)%
Total Expenses
356,661

686,900

93%
1,906,791

1,853,036

(3)%
Taxes
27,070

20,985

(22)%
57,376

59,013

3%
Economic Net Income (Loss) (“ENI”)
(415,926)
$
686,984
$
n/m
1,714,578
$
1,577,411
$
(8)%
ENI per Unit
(0.35)
$
0.57
$
n/m
1.45
$
1.32
$
(9)%
Fee Related Earnings (“FRE”)
265,667
$
229,035
$
(14)%
624,732
$
674,627
$
8%
Distributable Earnings (“DE”)
691,534
$
593,028
$
(14)%
2,965,661
$
1,484,454
$
(50)%
DE per Common Unit
0.58
$
0.48
$
(17)%
2.51
$
1.23
$
(51)%
Total AUM
333,925,521
$
361,040,173
$
8%
333,925,521
$
361,040,173
$
8%
Fee-Earning AUM
240,939,356
$
267,757,727
$
11%
240,939,356
$
267,757,727
$
11%

Blackstone

Private Equity
3.0%
3Q’16
Increase in Corporate
Private Equity Carrying Value
$4.5
billion
3Q’16
Realizations
$99.7
billion
Total AUM up 9% YoY
Corporate
Private
Equity
carrying
value
increased
3.0%
in
the
quarter
due
to
appreciation
in
the
private
investment
portfolio.
Realizations
of
$4.5
billion
in
the
quarter
were
driven
mainly
by
public
and
strategic
sales
across
the
segment,
bringing
year-to-date
realizations
to
$10.4
billion.
Invested
or
committed
$2.9
billion
during
the
quarter
and
$6.9
billion
year-to-date
across
the
segment.
Inflows
of
$3.4
billion
in
the
quarter
included
closings
for
the
seventh
secondary
fund,
the
Tactical
Opportunities
platform,
and
the
first
core
private
equity
fund,
bringing
LTM
inflows
to
$18.9
billion.
Total
AUM
increased
9%
year-over-year
to
$99.7
billion,
driven
by
fundraising
across
all
strategies
within
the
segment,
which
more
than
offset
significant
realization
activity.
Fee-Earning
AUM
increased
37%
year-over-year
due
to
the
commencement
of
investment
periods
of
various
flagship
funds
across
the
segment.
% Change
% Change
(Dollars in Thousands)
3Q'15
3Q'16
vs. 3Q'15
3Q'15 YTD
3Q'16 YTD
vs. 3Q'15 YTD
Fee Revenues
128,567
$
132,094
$
3%
361,370
$
404,993
$
12%
Performance Fees
(594,831)
170,995
n/m
595,971
417,255
(30)%
Investment Income (Loss)
(63,772)
24,353
n/m
40,488
44,596
10%
Interest Income and Dividend Revenue
8,119
9,160
13%
23,406
28,525
22%
Total Revenues
(521,917)
336,602
n/m
1,021,235
895,369
(12)%
Compensation
70,419
73,889
5%
209,597
237,303
13%
Performance Fee Compensation
(125,145)
83,041
n/m
173,385
158,160
(9)%
Other Operating Expenses
43,812
47,534
8%
145,258
143,968
(1)%
Total Expenses
(10,914)
204,464
n/m
528,240
539,431
2%
Economic Income (Loss)
(511,003)
$
132,138
$
n/m
492,995
$
355,938
$
(28)%
Total AUM
91,490,669
$
99,722,322
$
9%
91,490,669
$
99,722,322
$
9%
Fee-Earning AUM
50,560,404
$
69,347,910
$
37%
50,560,404
$
69,347,910
$
37%

Blackstone

Real Estate
3.7%
3Q’16
Increase in Opportunistic
Funds’ Carrying Value
$101.9
billion
Total AUM up 9% YoY
Opportunistic
funds’
carrying
value
up
3.7%
during
the
quarter
due
to
gains
across
private
and
public
investment
values;
core+
funds’
carrying
value
up
2.9%
during
the
quarter.
Realizations
of
$7.2
billion
in
the
quarter
were
the
second
highest
for
the
real
estate
business
since
inception,
driven
by
the
sale
of
the
remaining
public
stake
in
Brixmor,
the
sale
of
the
China
retail
platform,
and
the
sale
of
most
of
Strategic
Hotels.
Invested
or
committed
$4.1
billion
in
the
quarter,
including
the
closing
of
Blanchardstown,
a
1.2
million
square
foot
retail
complex
in
Dublin,
Ireland,
and
$1.1
billion
of
executed
contracts
for
U.S.
core+
investments.
Inflows
of
$3.2
billion
in
the
quarter
across
the
platform
included
a
closing
for
the
fifth
European
opportunistic
fund
as
well
as
$1.9
billion
of
recycled
capital
from
returns
of
capital
for
funds
in
their
investment
period.
Total
AUM
up
9%
year-over-year
to
$101.9
billion
and
Fee-Earning
AUM
up
1%
year-over-year
to
$65.8
billion.
•
Increase
driven
by
core+
and
BREDS
with
Total
AUM
up
more
than
50%
year-over-year
in
these
businesses.
$7.2
billion
3Q’16
Realizations
% Change
% Change
(Dollars in Thousands)
3Q'15
3Q'16
vs. 3Q'15
3Q'15 YTD
3Q'16 YTD
vs. 3Q'15 YTD
Fee Revenues
186,015
$
210,429
$
13%
502,638
$
663,754
$
32%
Performance Fees
46,860

366,833

683%
864,412

763,320

(12)%
Investment Income (Loss)
(55,561)

39,979

n/m
31,034

61,844

99%
Interest Income and Dividend Revenue
11,057

12,460

13%
31,313

38,732

24%
Total Revenues
188,371

629,701

234%
1,429,397

1,527,650

7%
Compensation
99,255

99,886

1%
263,573

303,352

15%
Performance Fee Compensation
36,581

116,440

218%
254,434

270,050

6%
Other Operating Expenses
42,050

47,908

14%
125,539

148,206

18%
Total Expenses
177,886

264,234

49%
643,546

721,608

12%
Economic Income
10,485
$
365,467
$
n/m
785,851
$
806,042
$
3%
Total AUM
93,187,556
$
101,876,562
$
9%
93,187,556
$
101,876,562
$
9%
Fee-Earning AUM
64,858,622
$
65,785,083
$
1%
64,858,622
$
65,785,083
$
1%

Blackstone

Hedge Fund Solutions
2.9%
3Q’16
BPS Composite Gross Return
The BPS Composite gross return is based on the BAAM Principal Solutions (“BPS”) Composite, which does not include BAAM's individual investor solutions (liquid alternatives), long-biased commodities, ventures (seeding and minority interests), strategic opportunities (co-invests), Senfina
(direct trading) and advisory (non-discretionary) platforms, except for investments by BPS funds directly into those platforms. BAAM-managed funds in liquidation are also excluded. The funds/accounts that comprise the BPS Composite are not managed within a single fund or account and are managed with different mandates. There is no guarantee that BAAM would have made the same mix of investments in a stand-alone fund/account. The BPS Composite is not an investible product and, as such, the performance of the Composite does not represent the performance of an actual fund or account. On a net of fees basis, the BPS Composite was 2.8% for 3Q’16 and 4.0% since 1Q’16.
The
BPS
Composite
gross
return
was
2.9%
in
the
third
quarter,
and
4.3%
for
the
last
six
months,
after
challenging
first
quarter
market
conditions.
Inflows
of
$2.4
billion
during
the
quarter,
$7.6
billion
year-to-date
and
$10.0
billion
LTM
were
driven
by
customized
and
commingled
strategies
and
individual
investor
solutions.
•
October
1
subscriptions
of
$909
million
are
not
yet
included
in
AUM.
Total
AUM
reached
$70.1
billion
during
the
quarter,
driven
by
continued
platform
diversification
and
growth
in
customized
strategies
and
individual
investor
solutions.
•
Total
AUM
for
BAAM’s
individual
investor
solutions
platform
was
$7.2
billion,
up
27%
from
$5.8
billion
year-over-year.
$2.4
billion
3Q’16
Inflows
$70.1
billion
Total AUM up 2% YoY
% Change
% Change
(Dollars in Thousands)
3Q'15
3Q'16
vs. 3Q'15
3Q'15 YTD
3Q'16 YTD
vs. 3Q'15 YTD
Fee Revenues
133,238
$
130,161
$
(2)%
392,080
$
390,717
$
(0)%
Performance Fees
(32,322)

16,526

n/m
66,405

17,893

(73)%
Investment Income (Loss)
(6,879)

11,008

n/m
(12,496)

2,814

n/m
Interest Income and Dividend Revenue
4,136

4,692

13%
12,055

15,193

26%
Total Revenues
98,173

162,387

65%
458,044

426,617

(7)%
Compensation
44,408

47,206

6%
146,353

145,811

(0)%
Performance Fee Compensation
(10,488)

7,494

n/m
25,185

10,205

(59)%
Other Operating Expenses
24,147

27,432

14%
65,852

80,796

23%
Total Expenses
58,067

82,132

41%
237,390

236,812

(0)%
Economic Income
40,106
$
80,255
$
100%
220,654
$
189,805
$
(14)%
Total AUM
68,405,948
$
70,113,508
$
2%
68,405,948
$
70,113,508
$
2%
Fee-Earning AUM
65,182,338
$
66,434,971
$
2%
65,182,338
$
66,434,971
$
2%

Blackstone

Credit
Performing Credit Strategies include mezzanine lending funds, Business Development Companies (“BDCs”) and other performing credit strategy funds. Distressed Strategies include hedge fund strategies, rescue lending funds and distressed energy strategies. The composite gross returns represent a weighted-average composite of the fee-earning funds exceeding $100 million of fair value at each respective quarter end for each strategy. Composite gross returns exclude the
Blackstone Funds that were contributed to GSO
as part of Blackstone’s acquisition of GSO
in March 2008. Performing Credit Strategies’ net returns were 4.6% for 3Q'16 and Distressed Strategies’ net returns were 4.8% for 3Q'16. The breakdown of Total AUM
for 3Q’16
is as follows: Distressed Strategies $22.7 billion (32% Incentive Fee, 68% Carried Interest), Performing Credit Strategies $34.5 billion (52% Incentive Fee, 48% Carried Interest), and Long Only $32.1 billion. The breakdown of Fee-Earning AUM
for 3Q’16
is as follows: Distressed Strategies $12.7 billion (51% Incentive Fee, 49% Carried Interest), Performing Credit Strategies $22.0 billion (81% Incentive Fee, 19% Carried Interest), and Long Only $31.5 billion.
$5.7
billion
3Q’16
Inflows
$89.3
billion
Total AUM up 10% YoY
3Q’16
Composite Gross Returns
Performing Credit
6.2%
Distressed
6.4%
Strong
performance
across
strategies,
resulting
in
gross
returns
of
6.2%
in
Performing
Credit
and
6.4%
in
Distressed
Strategies.
•
Performance
was
driven
by
continued
appreciation
of
energy
investments,
as
well
as
distressed
debt
positions
across
funds.
Total
AUM
reached
a
record
$89.3
billion
in
the
quarter
driven
by
capital
raised
across
strategies.
•
Additional
closings
of
$3.2
billion
for
the
new
mezzanine
fund
brought
the
total
capital
raised
to
$6.5
billion,
with
expectations
of
reaching
the
hard
cap
in
the
fourth
quarter,
making
this
the
segment’s
largest
fundraise
for
a
direct
lending
drawdown
fund.
•
Raised
$509
million
for
the
new
European
CLO
and
$907
million
in
separately
managed
accounts
and
commingled
funds,
primarily
in
leveraged
loan
strategies.
Invested
$605
million
during
the
quarter,
with
an
additional
$1.3
billion
committed
not
yet
deployed
year-to-date.
% Change
% Change
(Dollars in Thousands)
3Q'15
3Q'16
vs. 3Q'15
3Q'15 YTD
3Q'16 YTD
vs. 3Q'15 YTD
Fee Revenues
116,489
$
128,571
$
10%
360,957
$
369,510
$
2%
Performance Fees
(59,056)

118,292

n/m
77,263

237,615

208%
Investment Income (Loss)
(8,442)

12,547

n/m
6,165

11,754

91%
Interest Income and Dividend Revenue
6,053

6,769

12%
17,642

20,945

19%
Total Revenues
55,044

266,179

384%
462,027

639,824

38%
Compensation
51,324

47,614

(7)%
148,325

155,687

5%
Performance Fee Compensation
(31,427)

60,440

n/m
35,774

115,798

224%
Other Operating Expenses
24,898

28,016

13%
70,273

83,700

19%
Total Expenses
44,795

136,070

204%
254,372

355,185

40%
Economic Income
10,249
$
130,109
$
n/m
207,655
$
284,639
$
37%
Total AUM
80,841,348
$
89,327,781
$
10%
80,841,348
$
89,327,781
$
10%
Fee-Earning AUM
60,337,992
$
66,189,763
$
10%
60,337,992
$
66,189,763
$
10%

Blackstone

$70.2
$80.8
$89.3
$64.2
$68.4
$70.1
$80.2
$93.2
$101.9
$69.9
$91.5
$99.7
3Q'14
3Q'15
3Q'16
Fee-Earning AUM by Segment
(Dollars in Billions)
Total AUM by Segment
(Dollars in Billions)
$284.4
Private Equity
Real Estate
Hedge Fund Solutions
Credit
Assets Under Management
$56.7
$60.3
$66.2
$62.0
$65.2
$66.4
$52.3
$64.9
$65.8
$43.8
$50.6
$69.3
3Q'14
3Q'15
3Q'16
$333.9
$361.0
$214.8
$240.9
$267.8
Total AUM increased 8% year-over-year to $361.0 billion driven by $68.5 billion of gross inflows.
•
Each segment experienced growth despite $53.6 billion of capital returned to investors during the LTM.
Fee-Earning AUM of $267.8 billion was up 11% year-over-year as $61.3 billion of gross inflows significantly outpaced $36.6 billion of realizations and outflows.

Blackstone

$17.3
$18.1
$28.1
$148.8
$138.6
$150.8
$9.8
$23.4
$23.7
$39.4
$85.1
$101.5
3Q'14
3Q'15
3Q'16
Additional Capital Detail
Undrawn
capital
(“Total
Dry
Powder”)
was
$102.2
billion,
up
20%
year-over-year,
driven
by
recent
fundraises
for
the
latest
global
private
equity
fund
and
the
latest
European
opportunistic
real
estate
fund.
•
75%
of
Total
Dry
Powder
was
raised
in
2015
and
2016
year-to-date.
Performance
Fee
Eligible
AUM
reached
$275.9
billion
at
quarter
end,
up
12%
year-over-year,
despite
significant
realizations
in
the
Real
Estate
and
Private
Equity
segments.
Uninvested
Not Currently
Earning
Performance
Fees
Currently
Earning
Performance
Fees
Private Equity
Real Estate
Hedge Fund Solutions
Credit
$102 billion 3Q’16
Total Dry Powder
$276 billion Performance
Fee Eligible AUM
$65 billion Not Currently
Earning Management Fees
$247.1
$275.9
$197.9
Credit
Hedge Fund
Solutions
Real Estate
Private Equity
$65.2
$44.8
$33.2
$4.0
$20.2

Blackstone

3Q'14
3Q'15
3Q'16
At
September
30,
2016,
Blackstone
had
$3.9
billion
in
total
cash,
cash
equivalents,
and
corporate
treasury
investments
and
$9.4
billion
of
cash
and
net
investments,
or
$7. 90
per
unit.
Blackstone
has
no
net
debt,
a
$1.5
billion
undrawn
credit
revolver
and
maintained
A+/A+
ratings.
•
On
October
5,
2016,
Blackstone
issued
€600
million
of
10-year
notes
at
a
1%
coupon,
which
are
not
included
in
the
September
30,
2016
balances.
Deconsolidated Balance Sheet Highlights
Balance Sheet Highlights are preliminary, and exclude the consolidated Blackstone Funds. Investments include Blackstone investments in Private Equity, Real Estate, Hedge Fund
Solutions, and Credit, which were $783 million, $992 million, $129 million, and $274 million, respectively, as of September 30, 2016, $849 million, $1.0 billion, $128 million, and
$223
million, respectively, as of September 30, 2015 and $1.1 billion, $1.4 billion, $122 million, and $275 million, respectively, as of September 30, 2014. Total Net Value per unit amounts are calculated using period end DE Units Outstanding (see page 31, Unit Rollforward).
A+/A+
Rated by S&P and Fitch
$1.5 billion
Undrawn Credit Revolver with
August 2021 Maturity
$3.9 billion
Total Cash and
Corporate Treasury
$7.90
$8.28
$8.72
Cash and Net Investments
(Per Unit)
(Dollars in Millions)
3Q’16
Cash and Cash Equivalents
$
1,782
Corporate Treasury
Investments
2,117
GP/Fund Investments
2,178
Net Accrued Performance
Fees
3,335
Cash
and Net Investments
$
9,412
Outstanding
Bonds (at par)
$
2,822

Blackstone

$861
$1,287
$916
$327
$1,242
$290
3Q'14 LTM
3Q'15 LTM
3Q'16 LTM
$2,730
$2,316
$2,017
$1,294
$1,075
$1,144
3Q'14
3Q'15
3Q'16
Performance Fees
Net Realized Performance Fees
(Dollars in Millions)
$2,715
$1,293
$1,542
Net Accrued Performance Fees
(Dollars in Millions)
$3,585
$3,335
$4,334
Private Equity
Real Estate
Credit
Hedge Fund Solutions
$3.3
billion
Net Accrued Performance Fees
45%
Net Accrued
Performance Fees
Related to Publics/Pending Exits
$1.3 billion
3Q’16
LTM Net Realized
Performance Fees
Net Accrued Performance Fees per unit is calculated using period end DE Units Outstanding (see page 31, Unit Rollforward).
Net
Accrued
Performance
Fees
were
$3.3
billion
($2.80/unit)
despite
realizing
Net
Performance
Fees
of
$1.3
billion
over
the
last
twelve
months.

Appendix

Blackstone

Total Segments
(Dollars in Thousands)
3Q'15
4Q'15
1Q'16
2Q'16
3Q'16
3Q'15 YTD
3Q'16 YTD
Revenues
Management and Advisory Fees, Net
Base Management Fees
564,287
$
599,407
$
586,703
$
593,996
$
593,509
$
1,597,176
$
1,774,208
$
Advisory Fees
146,153
742
481
1,277
1,106
307,389
2,864
Transaction and Other Fees, Net
32,403
72,481
46,118
32,343
27,915
81,204
106,376
Management Fee Offsets
(34,176)
(22,939)
(20,101)
(15,396)
(20,850)
(70,555)
(56,347)
Total Management and Advisory Fees, Net
708,667
649,691
613,201
612,220
601,680
1,915,214
1,827,101
Performance Fees
Realized Carried Interest
435,189
625,610
230,909
323,734
504,022
2,580,266
1,058,665
Realized Incentive Fees
34,785
82,472
28,450
29,363
30,295
112,274
88,108
Unrealized Carried Interest
(1,055,977)
(471,222)
47,606
88,268
106,157
(1,124,074)
242,031
Unrealized Incentive Fees
(53,346)
(42,834)
7,100
8,007
32,172
35,585
47,279
Total Performance Fees
(639,349)
194,026
314,065
449,372
672,646
1,604,051
1,436,083
Investment Income (Loss)
Realized
87,526
86,993
(10,101)
53,670
60,634
331,815
104,203
Unrealized
(223,657)
(98,428)
(16,549)
6,101
27,253
(267,531)
16,805
Total Investment Income (Loss)
(136,131)
(11,435)
(26,650)
59,771
87,887
64,284
121,008
Interest Income and Dividend Revenue
35,459
34,665
35,081
35,233
33,081
96,936
103,395
Other
(841)
10,240
(6,248)
8,546
(425)
(1,740)
1,873
Total Revenues
(32,195)
877,187
929,449
1,165,142
1,394,869
3,678,745
3,489,460
Expenses
Compensation
329,575
240,454
287,403
286,155
268,595
948,765
842,153
Performance Fee Compensation
Realized Carried Interest
97,799
165,721
58,503
87,581
168,427
628,079
314,511
Realized Incentive Fees
15,061
36,821
14,123
15,251
15,436
49,125
44,810
Unrealized Carried Interest
(228,697)
(107,820)
30,001
75,202
70,044
(204,876)
175,247
Unrealized Incentive Fees
(14,642)
(18,940)
3,448
2,689
13,508
16,450
19,645
Total Compensation and Benefits
199,096
316,236
393,478
466,878
536,010
1,437,543
1,396,366
Other Operating Expenses
157,565
155,109
148,526
157,254
150,890
469,248
456,670
Total Expenses
356,661
471,345
542,004
624,132
686,900
1,906,791
1,853,036
Economic Income (Loss)
(388,856)
$
405,842
$
387,445
$
541,010
$
707,969
$
1,771,954
$
1,636,424
$
Economic Net Income (Loss)
(415,926)
$
435,691
$
370,651
$
519,776
$
686,984
$
1,714,578
$
1,577,411
$
Fee Related Earnings
265,667
$
310,879
$
219,456
$
226,136
$
229,035
$
624,732
$
674,627
$
Distributable Earnings
691,534
$
878,027
$
387,967
$
503,459
$
593,028
$
2,965,661
$
1,484,454
$
Total Assets Under Management
333,925,521
$
336,384,575
$
343,705,462
$
356,281,669
$
361,040,173
$
333,925,521
$
361,040,173
$
Fee-Earning Assets Under Management
240,939,356
$
246,146,372
$
244,452,764
$
266,006,713
$
267,757,727
$
240,939,356
$
267,757,727
$
Weighted Average Fee-Earning AUM
239,786,680
$
242,942,380
$
244,891,488
$
259,476,010
$
268,503,412
$
238,291,612
$
260,761,661
$
LP Capital Invested
6,145,446
$
14,779,702
$
6,515,571
$
3,795,171
$
4,127,005
$
15,725,344
$
14,437,747
$
Total Capital Invested
6,507,371
$
15,747,511
$
6,693,375
$
4,049,774
$
4,301,164
$
16,607,799
$
15,044,313
$

Blackstone

Private Equity
(Dollars in Thousands)
3Q'15
4Q'15
1Q'16
2Q'16
3Q'16
3Q'15 YTD
3Q'16 YTD
Revenues
Management Fees, Net
Base Management Fees
128,452
$
143,887
$
130,648
$
131,477
$
131,708
$
358,753
$
393,833
$
Advisory Fees
2,547
742
481
1,277
1,106
9,819
2,864
Transaction and Other Fees, Net
9,359
18,382
8,439
9,812
11,786
17,876
30,037
Management Fee Offsets
(12,262)
(10,521)
(6,848)
(4,195)
(12,917)
(26,239)
(23,960)
Total Management and Advisory Fees, Net
128,096
152,490
132,720
138,371
131,683
360,209
402,774
Performance Fees
Realized Carried Interest
214,532
330,902
30,282
57,056
26,398
1,144,085
113,736
Unrealized Carried Interest
(809,363)
(169,841)
73,875
85,047
144,597
(548,114)
303,519
Total Performance Fees
(594,831)
161,061
104,157
142,103
170,995
595,971
417,255
Investment Income (Loss)
Realized
46,917
47,658
(15,357)
22,926
15,469
141,991
23,038
Unrealized
(110,689)
(14,835)
15,440
(2,766)
8,884
(101,503)
21,558
Total Investment Income (Loss)
(63,772)
32,823
83
20,160
24,353
40,488
44,596
Interest Income and Dividend Revenue
8,119
9,812
9,849
9,516
9,160
23,406
28,525
Other
471
4,693
(1,587)
3,395
411
1,161
2,219
Total Revenues
(521,917)
360,879
245,222
313,545
336,602
1,021,235
895,369
Expenses
Compensation
70,419
70,651
80,274
83,140
73,889
209,597
237,303
Performance Fee Compensation
Realized Carried Interest
16,303
94,635
15,427
30,946
13,741
162,287
60,114
Unrealized Carried Interest
(141,448)
(21,270)
9,296
19,450
69,300
11,098
98,046
Total Compensation and Benefits
(54,726)
144,016
104,997
133,536
156,930
382,982
395,463
Other Operating Expenses
43,812
53,900
48,063
48,371
47,534
145,258
143,968
Total Expenses
(10,914)
197,916
153,060
181,907
204,464
528,240
539,431
Economic Income (Loss)
(511,003)
$
162,963
$
92,162
$
131,638
$
132,138
$
492,995
$
355,938
$
Total Assets Under Management
91,490,669
$
94,280,074
$
95,466,227
$
99,685,655
$
99,722,322
$
91,490,669
$
99,722,322
$
Fee-Earning Assets Under Management
50,560,404
$
51,451,196
$
50,228,312
$
69,467,174
$
69,347,910
$
50,560,404
$
69,347,910
$
Weighted Average Fee-Earning AUM
50,268,174
$
51,185,170
$
51,240,819
$
63,083,579
$
69,546,251
$
50,307,467
$
67,760,989
$
LP Capital Invested
1,535,702
$
4,508,023
$
1,865,698
$
1,538,436
$
1,683,747
$
5,711,155
$
5,087,881
$
Total Capital Invested
1,677,876
$
5,270,078
$
1,974,391
$
1,637,601
$
1,804,304
$
6,145,393
$
5,416,296
$

Blackstone

Real Estate
(Dollars in Thousands)
3Q'15
4Q'15
1Q'16
2Q'16
3Q'16
3Q'15 YTD
3Q'16 YTD
Revenues
Management Fees, Net
Base Management Fees
175,710
$
199,774
$
199,907
$
201,004
$
197,629
$
468,801
$
598,540
$
Transaction and Other Fees, Net
21,390

52,461

35,794

21,112

14,190

58,116

71,096

Management Fee Offsets
(10,147)

(6,399)

(3,595)

(1,219)

(842)

(20,441)

(5,656)

Total Management Fees, Net
186,953

245,836

232,106

220,897

210,977

506,476

663,980

Performance Fees
Realized Carried Interest
169,051

290,450

200,627

266,382

461,980

1,344,283

928,989

Realized Incentive Fees
3,879

11,331

4,069

6,099

3,857

5,822

14,025

Unrealized Carried Interest
(128,854)

(182,061)

(11,522)

(84,875)

(113,449)

(498,481)

(209,846)

Unrealized Incentive Fees
2,784

8,014

9,765

5,942

14,445

12,788

30,152

Total Performance Fees
46,860

127,734

202,939

193,548

366,833

864,412

763,320

Investment Income (Loss)
Realized
39,821

38,985

12,975

19,929

46,704

196,597

79,608

Unrealized
(95,382)

(66,326)

(2,137)

(8,902)

(6,725)

(165,563)

(17,764)

Total Investment Income (Loss)
(55,561)

(27,341)

10,838

11,027

39,979

31,034

61,844

Interest Income and Dividend Revenue
11,057

12,677

13,188

13,084

12,460

31,313

38,732

Other
(938)

2,416

(1,909)

2,231

(548)

(3,838)

(226)

Total Revenues
188,371

361,322

457,162

440,787

629,701

1,429,397

1,527,650

Expenses
Compensation
99,255

94,808

100,578

102,888

99,886

263,573

303,352

Performance Fee Compensation
Realized Carried Interest
52,546

68,827

43,076

56,441

147,419

415,210

246,936

Realized Incentive Fees
1,838

5,813

2,133

3,300

1,764

2,865

7,197

Unrealized Carried Interest
(23,018)

(24,686)

27,703

14,257

(38,972)

(171,661)

2,988

Unrealized Incentive Fees
5,215

797

4,158

2,542

6,229

8,020

12,929

Total Compensation and Benefits
135,836

145,559

177,648

179,428

216,326

518,007

573,402

Other Operating Expenses
42,050

53,636

48,097

52,201

47,908

125,539

148,206

Total Expenses
177,886

199,195

225,745

231,629

264,234

643,546

721,608

Economic Income
10,485
$
162,127
$
231,417
$
209,158
$
365,467
$
785,851
$
806,042
$
Total Assets Under Management
93,187,556
$
93,917,824
$
101,107,528
$
103,197,060
$
101,876,562
$
93,187,556
$
101,876,562
$
Fee-Earning Assets Under Management
64,858,622
$
67,345,357
$
67,298,439
$
66,744,550
$
65,785,083
$
64,858,622
$
65,785,083
$
Weighted Average Fee-Earning AUM
63,492,663
$
65,356,567
$
66,943,268
$
67,215,301
$
66,708,328
$
62,809,264
$
67,150,535
$
LP Capital Invested
4,118,952
$
7,733,638
$
3,747,181
$
1,524,415
$
1,719,764
$
8,525,724
$
6,991,360
$
Total Capital Invested
4,326,151
$
7,835,881
$
3,820,460
$
1,557,192
$
1,749,778
$
8,767,591
$
7,127,430
$

Blackstone

Hedge Fund Solutions
(Dollars in Thousands)
3Q'15
4Q'15
1Q'16
2Q'16
3Q'16
3Q'15 YTD
3Q'16 YTD
Revenues
Management Fees, Net
Base Management Fees
133,592
$
129,941
$
130,158
$
130,123
$
130,305
$
394,445
$
390,586
$
Transaction and Other Fees, Net
219

73

543

(5)

116

244

654

Management Fee Offsets
(507)

1,566

-

-

-

(1,395)

-

Total Management Fees, Net
133,304

131,580

130,701

130,118

130,421

393,294

391,240

Performance Fees
Realized Incentive Fees
2,783

37,983

2,684

(251)

4,572

30,214

7,005

Unrealized Carried Interest
(5,394)

(599)

32

801

(84)

2,620

749

Unrealized Incentive Fees
(29,711)

(41,655)

(2,935)

1,036

12,038

33,571

10,139

Total Performance Fees
(32,322)

(4,271)

(219)

1,586

16,526

66,405

17,893

Investment Income (Loss)
Realized
(468)

(141)

(4,745)

(515)

(1,211)

(12,600)

(6,471)

Unrealized
(6,411)

(1,539)

(12,291)

9,357

12,219

104

9,285

Total Investment Income (Loss)
(6,879)

(1,680)

(17,036)

8,842

11,008

(12,496)

2,814

Interest Income and Dividend Revenue
4,136

5,219

5,296

5,205

4,692

12,055

15,193

Other
(66)

1,414

(1,388)

1,125

(260)

(1,214)

(523)

Total Revenues
98,173

132,262

117,354

146,876

162,387

458,044

426,617

Expenses
Compensation
44,408

33,131

54,169

44,436

47,206

146,353

145,811

Performance Fee Compensation
Realized Incentive Fees
(436)

15,410

1,863

1,325

2,902

11,745

6,090

Unrealized Carried Interest
(3,041)

(213)

-

238

35

1,036

273

Unrealized Incentive Fees
(7,011)

(15,316)

(1,195)

480

4,557

12,404

3,842

Total Compensation and Benefits
33,920

33,012

54,837

46,479

54,700

171,538

156,016

Other Operating Expenses
24,147

24,220

26,146

27,218

27,432

65,852

80,796

Total Expenses
58,067

57,232

80,983

73,697

82,132

237,390

236,812

Economic Income
40,106
$
75,030
$
36,371
$
73,179
$
80,255
$
220,654
$
189,805
$
Total Assets Under Management
68,405,948
$
69,105,425
$
68,475,416
$
68,649,878
$
70,113,508
$
68,405,948
$
70,113,508
$
Fee-Earning Assets Under Management
65,182,338
$
65,665,439
$
64,831,253
$
64,973,999
$
66,434,971
$
65,182,338
$
66,434,971
$
Weighted Average Fee-Earning AUM
65,782,066
$
65,802,335
$
65,123,126
$
65,520,626
$
66,600,260
$
64,902,211
$
66,216,755
$
LP Capital Invested
66,427
$
41,332
$
315,757
$
32,804
$
135,105
$
201,909
$
483,666
$
Total Capital Invested
71,132
$
39,877
$
329,793
$
32,809
$
141,699
$
212,491
$
504,301
$

Blackstone

Credit
(Dollars in Thousands)
3Q'15
4Q'15
1Q'16
2Q'16
3Q'16
3Q'15 YTD
3Q'16 YTD
Revenues
Management Fees, Net
Base Management Fees
126,533
$
125,805
$
125,990
$
131,392
$
133,867
$
375,177
$
391,249
$
Transaction and Other Fees, Net
1,289

1,565

1,342

1,424

1,823

4,806

4,589

Management Fee Offsets
(11,260)

(7,585)

(9,658)

(9,982)

(7,091)

(22,480)

(26,731)

Total Management Fees, Net
116,562

119,785

117,674

122,834

128,599

357,503

369,107

Performance Fees
Realized Carried Interest
51,606

4,258

-

296

15,644

91,898

15,940

Realized Incentive Fees
28,123

33,158

21,697

23,515

21,866

76,238

67,078

Unrealized Carried Interest
(112,366)

(118,721)

(14,779)

87,295

75,093

(80,099)

147,609

Unrealized Incentive Fees
(26,419)

(9,193)

270

1,029

5,689

(10,774)

6,988

Total Performance Fees
(59,056)

(90,498)

7,188

112,135

118,292

77,263

237,615

Investment Income (Loss)
Realized
1,735

491

(2,974)

11,330

(328)

6,695

8,028

Unrealized
(10,177)

(15,728)

(17,561)

8,412

12,875

(530)

3,726

Total Investment Income (Loss)
(8,442)

(15,237)

(20,535)

19,742

12,547

6,165

11,754

Interest Income and Dividend Revenue
6,053

6,957

6,748

7,428

6,769

17,642

20,945

Other
(73)

1,717

(1,364)

1,795

(28)

3,454

403

Total Revenues
55,044

22,724

109,711

263,934

266,179

462,027

639,824

Expenses
Compensation
51,324

41,864

52,382

55,691

47,614

148,325

155,687

Performance Fee Compensation
Realized Carried Interest
28,950

2,259

-

194

7,267

50,582

7,461

Realized Incentive Fees
13,659

15,598

10,127

10,626

10,770

34,515

31,523

Unrealized Carried Interest
(61,190)

(61,651)

(6,998)

41,257

39,681

(45,349)

73,940

Unrealized Incentive Fees
(12,846)

(4,421)

485

(333)

2,722

(3,974)

2,874

Total Compensation and Benefits
19,897

(6,351)

55,996

107,435

108,054

184,099

271,485

Other Operating Expenses
24,898

23,353

26,220

29,464

28,016

70,273

83,700

Total Expenses
44,795

17,002

82,216

136,899

136,070

254,372

355,185

Economic Income
10,249
$
5,722
$
27,495
$
127,035
$
130,109
$
207,655
$
284,639
$
Total Assets Under Management
80,841,348
$
79,081,252
$
78,656,291
$
84,749,076
$
89,327,781
$
80,841,348
$
89,327,781
$
Fee-Earning Assets Under Management
60,337,992
$
61,684,380
$
62,094,760
$
64,820,990
$
66,189,763
$
60,337,992
$
66,189,763
$
Weighted Average Fee-Earning AUM
60,243,777
$
60,598,308
$
61,584,275
$
63,656,504
$
65,648,573
$
60,272,670
$
63,633,382
$
LP Capital Invested
424,365
$
2,496,709
$
586,935
$
699,516
$
588,389
$
1,286,556
$
1,874,840
$
Total Capital Invested
432,212
$
2,601,675
$
568,731
$
822,172
$
605,383
$
1,482,324
$
1,996,286
$

Blackstone

Financial Advisory
Note: On October 1, 2015, Blackstone spun-off its Financial Advisory businesses, which did not include Blackstone’s capital markets services business. The results of Blackstone’s capital markets services business have been reclassified from the Financial Advisory segment to the Private Equity segment. All prior periods have been recast to reflect this reclassification.
(Dollars in Thousands)
3Q'15
4Q'15
1Q'16
2Q'16
3Q'16
3Q'15 YTD
3Q'16 YTD
Revenues
Advisory Fees
143,606
$
-
$
-
$
-
$
-
$
297,570
$
-
$
Transaction and Other Fees, Net
146

-

-

-

-

162

-

Total Advisory and Transaction Fees
143,752

-

-

-

-

297,732

-

Investment Income (Loss)
Realized
(479)

-

-

-

-

(868)

-

Unrealized
(998)

-

-

-

-

(39)

-

Total Investment Income (Loss)
(1,477)

-

-

-

-

(907)

-

Interest Income and Dividend Revenue
6,094

-

-

-

-

12,520

-

Other
(235)

-

-

-

-

(1,303)

-

Total Revenues
148,134

-

-

-

-

308,042

-

Expenses
Compensation
64,169

-

-

-

-

180,917

-

Total Compensation and Benefits
64,169

-

-

-

-

180,917

-

Other Operating Expenses
22,658

-

-

-

-

62,326

-

Total Expenses
86,827

-

-

-

-

243,243

-

Economic Income
61,307
$
-
$
-
$
-
$
-
$
64,799
$
-
$

Blackstone

Unitholder Distribution
A
detailed
description
of
Blackstone’s
distribution
policy
and
the
definition
of
Distributable
Earnings
can
be
found
on
page
32,
Definitions
and
Distribution
Policy.
DE
before
Certain
Payables
represents
Distributable
Earnings before the deduction for the Payable Under Tax Receivable Agreement and tax expense (benefit) of wholly owned subsidiaries. Per Unit calculations are based on end of period Total Common Units Outstanding
(page
31, Unit Rollforward); actual distributions are paid to unitholders as of the applicable record date. Retained capital is withheld pro-rata from common and Blackstone Holdings Partnership unitholders. Common unitholders’
share
was
$45.5
million
for
3Q’16
and
$116.4
million
for
3Q’16
YTD.
Generated
$0.48
of
Distributable
Earnings
per
common
unit
during
the
quarter,
up
14%
from
the
prior
quarter,
bringing
the
year-to-date
amount
to
$1.23
per
common
unit.
Declared
a
quarterly
distribution
of
$0.41
per
common
unit
to
record
holders
as
of
November
7,
2016;
payable
on
November
14,
2016.
% Change
% Change
(Dollars in Thousands, Except per Unit Data)
3Q'15
4Q'15
1Q'16
2Q'16
3Q'16
vs. 3Q'15
3Q'15 YTD
3Q'16 YTD
vs. 3Q'15 YTD
Distributable Earnings (“DE”)
691,534
$
878,027
$
387,967
$
503,459
$
593,028
$
(14)%
2,965,661
$
1,484,454
$
(50)%
Add: Other Payables Attributable
   to Common Unitholders
-

26,918

-

10,438

30,576

n/m
7,288

41,014

463%
DE before Certain Payables
691,534

904,945

387,967

513,897

623,604

(10)%
2,972,949

1,525,468

(49)%
Percent to Common Unitholders
54%

54%

54%

54%

54%

53%

54%

DE before Certain Payables Attributable
   to Common Unitholders
370,902

487,075

210,286

279,357

339,837

(8)%
1,588,630

829,480

(48)%
Less: Other Payables Attributable
   to Common Unitholders
-

(26,918)

-

(10,438)

(30,576)

n/m
(7,288)

(41,014)

463%
DE Attributable to Common Unitholders
370,902

460,157

210,286

268,919

309,261

(17)%
1,581,342

788,466

(50)%
DE per Common Unit
0.58
$
0.72
$
0.33
$
0.42
$
0.48
$
(17)%
2.51
$
1.23
$
(51)%
Less: Retained Capital per Common Unit
(0.09)
$
(0.11)
$
(0.05)
$
(0.06)
$
(0.07)
$
(22)%
(0.39)
$
(0.18)
$
(54)%
Actual Distribution per Common Unit
0.49
$
0.61
$
0.28
$
0.36
$
0.41
$
(16)%
2.12
$
1.05
$
(50)%
Record Date
Nov 7, 2016
Payable Date
Nov 14, 2016

Blackstone

3Q’16
Total AUM Rollforward
(Dollars in Millions)
3Q’16
LTM Total AUM Rollforward
(Dollars in Millions)
Inflows include contributions, capital raised, other increases in available capital, purchases and acquisitions. Outflows represent redemptions, client withdrawals and other decreases in available capital. Realizations represent realizations from the disposition of assets. Market Activity represents gains (losses) on portfolio investments and impact of foreign exchange rate fluctuations.
Total Assets Under Management
Private
Equity
Real
Estate
Hedge
Fund
Solutions
Credit
Private
Real
Hedge Fund
Equity
Estate
Solutions
2Q'16
99,686
$
103,197
$
68,650
$
84,749
$
356,282
$
Inflows
3,361
3,233
2,425
5,714
14,733
Outflows
(270)
(22)
(2,058)
(1,128)
(3,478)
Realizations
(4,469)
(7,346)
(20)
(1,717)
(13,551)
Net Inflows (Outflows)
(1,378)
(4,135)
348
2,869
(2,297)
Market Activity
1,415
2,815
1,116
1,710
7,055
3Q'16
99,722
$
101,877
$
70,114
$
89,328
$
361,040
$
QoQ Increase (Decrease)
0%
(1)%
2%
5%
1%
Credit
Total
Private
Real
Hedge Fund
Equity
Estate
Solutions
3Q'15
91,491
$
93,188
$
68,406
$
80,841
$
333,926
$
Inflows
18,859
21,343
9,984
18,330
68,515
Outflows
(1,303)
(509)
(8,223)
(5,189)
(15,225)
Realizations
(13,840)
(18,277)
(354)
(5,925)
(38,396)
Net Inflows
3,716
2,556
1,407
7,216
14,895
Market Activity
4,516
6,133
300
1,271
12,219
3Q'16
99,722
$
101,877
$
70,114
$
89,328
$
361,040
$
YoY Increase
9%
9%
2%
10%
8%
Credit
Total
Inflows: Strategic Partners ($2.1 billion); Tactical Opportunities ($812 million); Core Private Equity ($257 million).
Realizations: BCP
VI ($1.4 billion); BCP
V ($1.2 billion); BCP
co-investment ($599 million); Tactical Opportunities ($578 million); Strategic
Partners ($442 million).
Market Activity: BCP
VI ($850 million); Tactical Opportunities ($445 million).
Inflows: Recycled capital from BREP VIII ($1.4 billion) and BREP Asia ($573 million); fifth European opportunistic fund ($429 million); third mezzanine debt fund ($277 million); U.S. core+ funds ($224 million).
Realizations: BREP
VIII ($1.6 billion); BREP
VII ($1.5 billion); BREP
co-investment ($1.2 billion); BREP
VI ($979 million); BREP
Asia
($842
million).
Market Activity:
Carrying value increases of 3.7% and 2.9% within the opportunistic and core+ funds, respectively.
Inflows: Individual investor and specialized solutions ($1.1 billion); customized solutions ($692 million); commingled products ($490 million).
Outflows:
Individual investor and specialized solutions ($1.1 billion); customized solutions ($827 million); commingled products ($77 million).
Market Activity:
BAAM’s Principal Solutions Composite up 2.9% gross (2.8% net) during the quarter.
Inflows: Mezzanine strategies ($3.4 billion); Long Only ($957 million); one new CLO
($509 million); BDCs
($377 million); hedge fund
strategies ($320 million).
Outflows: BDCs
($454 million); hedge fund strategies ($426 million); Long Only ($168 million).

Blackstone

Inflows include contributions, capital raised, other increases in available capital, purchases and acquisitions. Outflows represent redemptions, client withdrawals and other decreases in available capital. Realizations represent realizations from the disposition of assets. Market Activity represents gains (losses) on portfolio investments and impact of foreign exchange rate fluctuations.
3Q’16
Fee-Earning AUM Rollforward
(Dollars in Millions)
3Q’16
LTM Fee-Earning AUM Rollforward
(Dollars in Millions)
Private
Equity
Real
Estate
Hedge
Fund
Solutions
Credit
Inflows: BREDS drawdown funds ($460 million); BPP ($386 million); BREDS liquid funds ($149 million).
Realizations: BREP
opportunistic ($1.1 billion); BREP
co-investment ($637 million); BREDS
($560 million); BPP
($124 million).
Inflows: Individual investor and specialized solutions ($1.1 billion); customized solutions ($692 million); commingled products ($490 million).
Outflows:
Individual investor and specialized solutions ($1.1 billion); customized solutions ($827 million); commingled products ($77 million).
Inflows: Long Only ($957 million); one new CLO
($505 million); mezzanine strategies ($447 million); hedge fund strategies ($439 million);
BDCs
($377 million).
Realizations: Capital returned to investors for CLOs
outside investment periods ($914 million); dividends from BDCs
($238 million);
mezzanine strategies ($180 million).
Inflows: Strategic Partners ($2.1 billion); Tactical Opportunities ($390 million).
Realizations: BCP
V ($881 million); BCP
VI ($753 million); Strategic Partners ($482 million); Tactical Opportunities ($379 million).
Fee-Earning Assets Under Management
Private
Real
Hedge Fund
Equity
Estate
Solutions
2Q'16
69,467
$
66,745
$
64,974
$
64,821
$
266,007
$
Inflows
2,536
1,036
2,454
2,870
8,895
Outflows
(209)
(8)
(2,058)
(1,086)
(3,361)
Realizations
(2,620)
(2,385)
(17)
(1,567)
(6,589)
Net Inflows (Outflows)
(293)
(1,358)
378
217
(1,055)
Market Activity
174
398
1,083
1,152
2,806
3Q'16
69,348
$
65,785
$
66,435
$
66,190
$
267,758
$
QoQ Increase (Decrease)
(0)%
(1)%
2%
2%
1%
Credit
Total
Private
Real
Hedge Fund
Equity
Estate
Solutions
3Q'15
50,560
$
64,859
$
65,182
$
60,338
$
240,939
$
Inflows
29,185
8,295
9,364
14,438
61,282
Outflows
(3,175)
(182)
(8,109)
(4,361)
(15,828)
Realizations
(7,355)
(7,992)
(331)
(5,112)
(20,790)
Net Inflows
18,655
120
924
4,965
24,664
Market Activity
133
806
329
887
2,154
3Q'16
69,348
$
65,785
$
66,435
$
66,190
$
267,758
$
YoY Increase
37%
1%
2%
10%
11%
Credit
Total

Blackstone

Net Accrued Performance Fees
Net Accrued Performance Fees are presented net of performance fee compensation and do not include clawback amounts, if any, which are disclosed in the 10-K/Q. Net Realized
Performance Fees are included in DE. Net Realized Performance Fees represents Performance Fees realized, but not yet distributed as of the reporting date and included in the Net Accrued
Performance Fee balance. When these fees are received, the receivable is reduced without further impacting DE. Per Unit calculations are based on end of period DE Units Outstanding (see page
31, Unit Rollforward).
$3.3
billion
Net Accrued Performance Fees at 3Q’16
$2.80
per unit
Net Accrued Performance Fees at 3Q’16
(Dollars in Millions, Except per Unit Data)
2Q'16
3Q'16
3Q'16 Per Unit
QoQ Change
Private Equity
BCP IV Carried Interest
143
$
158
$
0.13
$
15
$
BCP V Carried Interest
373
306
0.26
(67)
BCP VI Carried Interest
385
484
0.41
99
BEP I Carried Interest
61
70
0.06
9
Tactical Opportunities Carried Interest
59
79
0.07
20
BTAS Carried Interest
7
10
0.01
3
Strategic Partners Carried Interest
35
35
0.03
-
Other Carried Interest
1
2
-
1
Total Private Equity
1,064
$
1,144
$
0.96
$
80
$
Real Estate
BREP IV Carried Interest
9
8
0.01
(1)
BREP V Carried Interest
390
331
0.28
(59)
BREP VI Carried Interest
612
488
0.41
(124)
BREP VII Carried Interest
584
551
0.46
(33)
BREP VIII Carried Interest
84
132
0.11
48
BREP Europe III Carried Interest
156
152
0.13
(4)
BREP Europe IV Carried Interest
124
150
0.13
26
BREP Asia Carried Interest
82
102
0.09
20
BPP Carried Interest
44
52
0.04
8
BPP Incentive Fees
21
28
0.02
7
BREDS Carried Interest
14
14
0.01
-
BREDS Incentive Fees
3
2
-
(1)
Asia Platform Incentive Fees
7
7
0.01
-
Total Real Estate
2,130
$
2,017
$
1.69
$
(113)
$
Hedge Fund Solutions
Incentive Fees
6
15
0.01
9
Total Hedge Fund Solutions
6
$
15
$
0.01
$
9
$
Credit
Carried Interest
102
139
0.12
37
Incentive Fees
19
20
0.02
1
Total Credit
121
$
159
$
0.13
$
38
$
Total Blackstone
Carried Interest
3,265
3,263
2.74
(2)
Incentive Fees
56
72
0.06
16
Net Accrued Performance Fees
3,321
$
3,335
$
2.80
$
14
$
Memo: Net Realized Performance Fees
121
$
85
$
0.07
$
(36)
$

Blackstone

Investment Records as of September 30, 2016
Continued...
(a)
Committed
Available
Unrealized Investments
Realized Investments
Total Investments
Net IRRs (d)
(Dollars in Thousands, Except Where Noted)
Capital
Capital (b)
Value
MOIC (c)
% Public
Value
MOIC (c)
Value
MOIC (c)
Realized
Total
Private Equity
BCP I (Oct 1987 / Oct 1993)
859,081
$
-
$
-
$
n/a
-
1,741,738
$
2.6x
1,741,738
$
2.6x
19%
19%
BCP II (Oct 1993 / Aug 1997)
1,361,100
-
-
n/a
-
3,256,819
2.5x
3,256,819
2.5x
32%
32%
BCP III (Aug 1997 / Nov 2002)
3,967,422
-
-
n/a
-
9,184,688
2.3x
9,184,688
2.3x
14%
14%
BCOM (Jun 2000 / Jun 2006)
2,137,330
24,575
21,359
1.7x
-
2,949,591
1.4x
2,970,950
1.4x
6%
6%
BCP IV (Nov 2002 / Dec 2005)
6,773,182
217,886
2,125,204
1.4x
29%
19,095,827
3.2x
21,221,031
2.8x
43%
36%
BCP V (Dec 2005 / Jan 2011)
21,017,728
1,253,958
6,849,581
1.7x
75%
30,692,791
1.9x
37,542,372
1.9x
9%
8%
BCP VI (Jan 2011 / May 2016)
15,187,689
1,908,754
15,469,123
1.3x
23%
3,517,318
1.8x
18,986,441
1.4x
37%
11%
BEP I (Aug 2011 / Feb 2015)
2,436,822
162,546
2,786,424
1.4x
27%
679,656
1.8x
3,466,080
1.5x
44%
14%
BEP II (Feb 2015 / Feb 2021)
4,951,351
4,309,235
445,946
1.1x
-
-
n/a
445,946
1.1x
n/a
n/m
BCP VII (May 2016 / May 2022)
18,898,630
18,772,247
51,636
1.6x
-
-
n/a
51,636
1.6x
n/a
n/m
Total Corporate Private Equity
77,590,335
$
26,649,201
$
27,749,273
$
1.4x
36%
71,118,428
$
2.2x
98,867,701
$
1.9x
18%
15%
Tactical Opportunities
13,179,861
6,368,316
7,412,876
1.2x
5%
1,898,361
1.5x
9,311,237
1.2x
29%
11%
Tactical Opportunities Co-Investment and Other
1,986,509
702,324
1,442,741
1.2x
-
276,909
1.4x
1,719,650
1.2x
n/a
15%
Strategic Partners I-V and Co-Investment (e)
12,143,182
2,070,134
3,491,609
n/m
-
13,620,041
n/m
17,111,650
1.5x
n/a
13%
Strategic Partners VI LBO, RE and SMA (e)
7,402,171
2,440,032
3,839,293
n/m
-
781,874
n/m
4,621,167
1.3x
n/a
30%
Strategic Partners VII (e)
7,147,505
6,887,623
159,764
n/m
-
-
n/a
159,764
1.1x
n/a
n/m
BCEP (f)
3,424,750
3,424,750
-
n/a
-
-
n/a
-
n/a
n/a
n/a
Other Funds and Co-Investment (g)
1,506,482
468,858
53,053
0.6x
60%
577,706
1.0x
630,759
0.9x
n/a
n/m
Real Estate
Dollar
Pre-BREP
140,714
$
-
$
-
$
n/a
-
345,190
$
2.5x
345,190
$
2.5x
33%
33%
BREP I (Sep 1994 / Oct 1996)
380,708
-
-
n/a
-
1,327,708
2.8x
1,327,708
2.8x
40%
40%
BREP II (Oct 1996 / Mar 1999)
1,198,339
-
-
n/a
-
2,531,614
2.1x
2,531,614
2.1x
19%
19%
BREP III (Apr 1999 / Apr 2003)
1,522,708
-
-
n/a
-
3,330,406
2.4x
3,330,406
2.4x
21%
21%
BREP IV (Apr 2003 / Dec 2005)
2,198,694
-
477,090
0.5x
17%
4,058,230
2.2x
4,535,320
1.7x
35%
12%
BREP V (Dec 2005 / Feb 2007)
5,539,418
-
3,055,644
2.2x
27%
9,960,604
2.3x
13,016,248
2.3x
12%
11%
BREP VI (Feb 2007 / Aug 2011)
11,060,444
554,547
6,191,837
2.2x
66%
19,656,554
2.4x
25,848,391
2.4x
15%
13%
BREP VII (Aug 2011 / Apr 2015)
13,491,677
2,427,496
14,835,954
1.6x
-
10,271,033
1.9x
25,106,987
1.7x
29%
20%
BREP VIII (Apr 2015 / Oct 2020)
16,148,771
11,221,733
6,150,674
1.2x
1%
1,629,609
1.2x
7,780,283
1.2x
19%
20%
Total Global BREP
51,681,473
$
14,203,776
$
30,711,199
$
1.6x
17%
53,110,948
$
2.2x
83,822,147
$
1.9x
20%
16%
Euro
BREP Int'l (Jan 2001 / Sep 2005)
824,172
€
-
€
-
€
n/a
-
1,365,751
€
2.1x
1,365,751
€
2.1x
23%
23%
BREP Int'l II (Sep 2005 / Jun 2008)
1,629,748
-
527,954
1.1x
67%
1,716,152
1.8x
2,244,106
1.6x
8%
5%
BREP Europe III (Jun 2008 / Sep 2013)
3,205,140
467,500
2,947,028
1.8x
-
2,719,888
2.1x
5,666,916
1.9x
23%
16%
BREP Europe IV (Sep 2013 / Mar 2019)
6,704,537
1,725,273
7,005,289
1.3x
2%
654,145
1.4x
7,659,434
1.3x
26%
13%
BREP Europe V (TBD)
6,241,060
6,265,288
-
n/a
-
-
n/a
-
n/a
n/a
n/a
Total Euro BREP
18,604,657
€
8,458,061
€
10,480,271
€
1.4x
5%
6,455,936
€
1.9x
16,936,207
€
1.6x
16%
12%
BREP Co-Investment (h)
6,819,065
$
146,573
$
3,968,497
$
1.7x
37%
8,973,242
$
2.0x
12,941,739
$
1.9x
17%
15%
BREP Asia (Jun 2013 / Dec 2017)
5,082,579
3,219,810
2,755,119
1.5x
2%
1,261,164
1.5x
4,016,283
1.5x
16%
17%
Total BREP
86,565,707
$
27,055,872
$
50,490,157
$
1.5x
14%
71,952,026
$
2.1x
122,442,183
$
1.8x
19%
16%
BPP (i)
12,143,289
$
3,465,213
$
10,493,724
$
1.2x
-
107,286
$
1.9x
10,601,010
$
1.2x
36%
14%
BREDS (j)
11,271,187
$
6,860,509
$
2,271,859
$
1.2x
-
6,259,037
$
1.3x
8,530,896
$
1.3x
12%
11%

Blackstone

Investment
Records
as
of
September
30,
2016
(a)
–
Continued
The returns presented herein represent those of the applicable Blackstone Funds and not those of The Blackstone Group L.P.
n/m
Not meaningful.
n/a
Not applicable.
(a)
Preliminary.
(b)
Available Capital represents total investable capital commitments, including side-by-side, adjusted for certain expenses and expired or recallable capital and may include leverage, less invested capital. This amount is not reduced by outstanding commitments to investments.
(c)
Multiple of Invested Capital (“MOIC”) represents carrying value, before management fees, expenses and Carried Interest, divided by invested capital.
(d)
Net Internal Rate of Return (“IRR”) represents the annualized inception to September 30, 2016 IRR on total invested capital based on realized proceeds and unrealized value, as applicable, after management fees, expenses and Carried Interest.
(e)
Realizations
are
treated
as
return
of
capital
until
fully
recovered
and
therefore
unrealized
and
realized
MOICs
are
not
meaningful.
(f)
BCEP, or Blackstone Core Equity Partners, is a core private equity fund which invests with a more modest risk profile and longer hold period.
(g)
Returns for Other Funds and Co-Investment are not meaningful as these funds have limited transaction activity.
(h)
BREP Co-Investment represents co-investment capital raised for various BREP investments. The Net IRR reflected is calculated by aggregating each co-
investment’s realized proceeds and unrealized value, as applicable, after management fees, expenses and Carried Interest.
(i)
BPP represents the core+ real estate funds which invest with a more modest risk profile and lower leverage.
(j)
Excludes Capital Trust drawdown funds.
(k)
BSCH,
or
Blackstone
Strategic
Capital
Holdings,
is
a
permanent
capital
vehicle
focused
on
acquiring
strategic
minority
positions
in
alternative
asset
managers.
(l)
Funds presented represent the flagship credit drawdown funds only. The Total Credit Net IRR is the combined IRR of the six credit drawdown funds presented.
Committed
Available
Unrealized Investments
Realized Investments
Total Investments
Net IRRs (d)
(Dollars in Thousands, Except Where Noted)
Capital
Capital (b)
Value
MOIC (c)
% Public
Value
MOIC (c)
Value
MOIC (c)
Realized
Total
Hedge Fund Solutions
BSCH (Dec 2013 / Jun 2020) (k)
3,300,600
$
2,630,702
$
677,190
$
1.0x
-

82,913
$
n/a
760,103
$
1.2x
n/a
3%
BSCH Co-Investment
75,500

31,237

44,495

1.0x
-

1,427

n/a
45,922

1.0x
n/a
1%
Total Hedge Fund Solutions
3,376,100
$
2,661,939
$
721,685
$
1.0x
-

84,340
$
n/a
806,025
$
1.2x
n/a
3%
Credit (l)
Mezzanine I (Jul 2007 / Oct 2011)
2,000,000
$
99,280
$
231,180
$
1.6x
-

4,613,434
$
1.6x
4,844,614
$
1.6x
n/a
17%
Mezzanine II (Nov 2011 / Nov 2016)
4,120,000

1,441,986

3,305,746

1.1x
-

2,167,785

1.5x
5,473,531

1.2x
n/a
14%
Mezzanine III (Sep 2016 / Sep 2021)
6,482,653

6,385,903

96,857

1.0x
-

-

n/a
96,857

1.0x
n/a
n/m
Rescue Lending I (Sep 2009 / May 2013)
3,253,143

399,836

1,405,895

1.2x
-

4,499,705

1.5x
5,905,600

1.4x
n/a
11%
Rescue Lending II (Jun 2013 / Jun 2018)
5,125,000

2,531,694

3,134,660

1.2x
-

271,552

1.2x
3,406,212

1.2x
n/a
16%
Energy Select Opportunities (Nov 2015 / Nov 2018)
2,856,866

2,576,358

384,627

1.2x
-

131,268

1.4x
515,895

1.3x
n/a
n/m
Euro
European Senior Debt Fund (Feb 2015 / Feb 2018)
1,964,689
€
3,258,998
€
646,742
€
1.0x
-

142,288
€
1.2x
789,030
€
1.0x
n/a
n/m
Total Credit
26,104,072
$
17,097,521
$
9,285,223
$
1.1x
-

11,841,214
$
1.5x
21,126,437
$
1.3x
n/a
14%

Blackstone

Reconciliation of GAAP to Non-GAAP Measures
Notes on page 26.
(Dollars in Thousands)
3Q'15
4Q'15
1Q'16
(m)
2Q'16
3Q'16
3Q'15 YTD
3Q'16 YTD
Net Income (Loss) Attributable to The Blackstone Group L.P.
(254,697)
$
200,870
$
159,753
$
198,626
$
312,905
$
508,919
$
671,284
$
Net Income (Loss) Attributable to Non-Controlling Interests in Blackstone Holdings
(247,318)
150,734
131,202
201,805
285,267
532,782
618,274
Net Income Attributable to Non-Controlling Interests in Consolidated Entities
30,671
40,717
40,086
64,729
82,653
179,183
187,468
Net Income (Loss) Attributable to Redeemable Non-Controlling
Interests in Consolidated Entities
(12,520)
2,358
(6,401)
(2,049)
10,764
8,787
2,314
Net Income (Loss)
(483,864)
$
394,679
$
324,640
$
463,111
$
691,589
$
1,229,671
$
1,479,340
$
Provision for Taxes
1,573
46,230
9,146
47,415
27,714
144,168
84,275
Income (Loss) Before Provision for Taxes
(482,291)
$
440,909
$
333,786
$
510,526
$
719,303
$
1,373,839
$
1,563,615
$
Transaction-Related Charges
(a)
80,962
(15,279)
64,136
69,956
60,029
504,842
194,121
Amortization of Intangibles
(b)
30,624
23,287
23,208
23,208
22,054
81,243
68,470
(Income) Associated with Non-Controlling Interests of Consolidated Entities
(c)
(18,151)
(43,075)
(33,685)
(62,680)
(93,417)
(187,970)
(189,782)
Economic Income (Loss)
(388,856)
$
405,842
$
387,445
$
541,010
$
707,969
$
1,771,954
$
1,636,424
$
Taxes
(d)
(27,070)
29,849
(16,794)
(21,234)
(20,985)
(57,376)
(59,013)
Economic Net Income (Loss)
(415,926)
$
435,691
$
370,651
$
519,776
$
686,984
$
1,714,578
$
1,577,411
$
Taxes
(d)
27,070
(29,849)
16,794
21,234
20,985
57,376
59,013
Performance Fee Adjustment
(e)
639,349
(194,026)
(314,065)
(449,372)
(672,646)
(1,604,051)
(1,436,083)
Investment (Income) Loss Adjustment
(f)
136,131
11,435
26,650
(59,771)
(87,887)
(64,284)
(121,008)
Net Interest Loss
(g)
9,522
11,846
13,351
13,546
14,184
32,335
41,081
Performance Fee Compensation and Benefits Adjustment
(h)
(130,479)
75,782
106,075
180,723
267,415
488,778
554,213
Fee Related Earnings
265,667
$
310,879
$
219,456
$
226,136
$
229,035
$
624,732
$
674,627
$
Net Realized Performance Fees
(i)
357,114
505,540
186,733
250,265
350,454
2,015,336
787,452
Realized Investment Income (Loss)
(j)
87,526
86,993
(10,101)
53,670
60,634
331,815
104,203
Net Interest (Loss)
(g)
(9,522)
(11,846)
(13,351)
(13,546)
(14,184)
(32,335)
(41,081)
Taxes and Related Payables Including Payable Under Tax Receivable Agreement
(k)
(27,070)
(25,819)
(16,794)
(31,588)
(51,089)
(64,651)
(99,471)
Equity-Based Compensation
(l)
17,819
12,280
22,024
18,522
18,178
90,764
58,724
Distributable Earnings
691,534
$
878,027
$
387,967
$
503,459
$
593,028
$
2,965,661
$
1,484,454
$
Interest Expense
44,981
46,511
48,432
48,779
47,265
129,271
144,476
Taxes and Related Payables Including Payable Under Tax Receivable Agreement
(k)
27,070
25,819
16,794
31,588
51,089
64,651
99,471
Depreciation and Amortization
6,719
6,852
6,292
6,331
7,338
20,361
19,961
Adjusted EBITDA
770,304
$
957,209
$
459,485
$
590,157
$
698,720
$
3,179,944
$
1,748,362
$

Blackstone

Reconciliation
of
GAAP
to
Non-GAAP
Measures
–
Notes
Note:
See page 32, Definitions and Distribution Policy.
(a)
This adjustment adds back to Income (Loss) Before Provision (Benefit) for Taxes amounts for Transaction-Related Charges which include principally equity-based compensation charges associated with Blackstone’s initial public offering and long-term retention programs outside of annual deferred compensation and other corporate actions.
(b)
This adjustment adds back to Income (Loss) Before Provision (Benefit) for Taxes amounts for the Amortization of Intangibles which are associated with Blackstone’s initial public offering and other corporate actions.
(c)
This adjustment adds back to Income (Loss) Before Provision (Benefit) for Taxes the amount of (Income) Loss Associated with Non-
Controlling Interests of Consolidated Entities and includes the amount of Management Fee Revenues associated with Consolidated
CLO Entities.
(d)
Taxes represent the total GAAP tax provision adjusted to include only the current tax provision (benefit) calculated on Income (Loss)
Before Provision for Taxes.
(e)
This adjustment removes from EI the total segment amount of Performance Fees.
(f)
This adjustment removes from EI the total segment amount of Investment Income (Loss).
(g)
This adjustment represents Interest Income and Dividend Revenue less Interest Expense.
(h)
This adjustment removes from expenses the compensation and benefit amounts related to Blackstone’s profit sharing plans related to Performance Fees.
(i)
Represents the adjustment for realized Performance Fees net of corresponding actual amounts due under Blackstone’s profit sharing plans related thereto. Equals the sum of Net Realized Incentive Fees and Net Realized Carried Interest.
(j)
Represents the adjustment for Blackstone’s Realized Investment Income (Loss).
(k)
Taxes and Related Payables Including Payable Under Tax Receivable Agreement represent the total GAAP tax provision adjusted to include only the current tax provision (benefit)
calculated on Income (Loss) Before Provision for Taxes and the Payable Under Tax
Receivable Agreement.
(l)
Represents equity-based award expense included in EI, which excludes all transaction-related equity-based charges.
(m)
Blackstone adopted new GAAP stock compensation guidance in 2Q’16 as of January 1, 2016. Adoption changed Provision for Taxes,
Net Income, Net Income Attributable to The Blackstone Group L.P. and the number of GAAP Weighted-Average Units
Outstanding
-
Diluted in 1Q’16. Such amounts have been recast in this presentation from the amounts originally reported in 1Q’16.

Blackstone

Reconciliation of GAAP to Total Segment Measures
Notes on page 28.
Continued...
(Dollars in Thousands)
1Q'15
2Q'15
3Q'15
4Q'15
1Q'16
2Q'16
3Q'16
3Q'15 YTD
3Q'16 YTD
Fee Revenues
GAAP
Management and Advisory Fees, Net
616,768
$
574,132
$
703,596
$
648,009
$
608,906
$
607,823
$
596,154
$
1,894,496
$
1,812,883
$
Other
(5,641)
3,976
(813)
10,260
(5,612)
7,935
(423)
(2,478)
1,900
GAAP
611,127
$
578,108
$
702,783
$
658,269
$
603,294
$
615,758
$
595,731
$
1,892,018
$
1,814,783
$
Elimination Adjustment
(a)
3,764
12,649
5,043
1,662
3,659
5,008
5,524
21,456
14,191
Segment
Management and Advisory Fees, Net
619,763
586,784
708,667
649,691
613,201
612,220
601,680
1,915,214
1,827,101
Other
(4,872)
3,973
(841)
10,240
(6,248)
8,546
(425)
(1,740)
1,873
Total Segment
614,891
$
590,757
$
707,826
$
659,931
$
606,953
$
620,766
$
601,255
$
1,913,474
$
1,828,974
$
Performance Fees
GAAP
1,673,108
568,305
(638,108)
193,361
314,493
449,243
671,032
1,603,305
1,434,768
Elimination Adjustment
(a)
628
1,359
(1,241)
665
(428)
129
1,614
746
1,315
Total Segment
1,673,736
$
569,664
$
(639,349)
$
194,026
$
314,065
$
449,372
$
672,646
$
1,604,051
$
1,436,083
$
Investment Income (Loss)
GAAP
206,203
56,824
(79,346)
20,961
(8,508)
105,139
143,103
183,681
239,734
Consolidation and Elimination Adjustment
(b)
(16,562)
(46,050)
(56,785)
(32,396)
(18,142)
(45,368)
(55,216)
(119,397)
(118,726)
Total Segment
189,641
$
10,774
$
(136,131)
$
(11,435)
$
(26,650)
$
59,771
$
87,887
$
64,284
$
121,008
$
Interest and Dividend Revenue
GAAP
21,920
21,965
26,244
24,828
23,075
22,286
21,819
70,129
67,180
Elimination Adjustment
(c)
8,531
9,061
9,215
9,837
12,006
12,947
11,262
26,807
36,215
Total Segment
30,451
$
31,026
$
35,459
$
34,665
$
35,081
$
35,233
$
33,081
$
96,936
$
103,395
$
Total Revenues
GAAP
2,512,358
1,225,202
11,573
897,419
932,354
1,192,426
1,431,685
3,749,133
3,556,465
Consolidation and Elimination Adjustment
(d)
(3,639)
(22,981)
(43,768)
(20,232)
(2,905)
(27,284)
(36,816)
(70,388)
(67,005)
Total Segment
2,508,719
$
1,202,221
$
(32,195)
$
877,187
$
929,449
$
1,165,142
$
1,394,869
$
3,678,745
$
3,489,460
$
Compensation
GAAP
559,559
473,019
393,655
299,958
346,003
355,424
329,634
1,426,233
1,031,061
Consolidation Adjustment
(e)
(229,721)
(183,667)
(64,080)
(59,504)
(58,600)
(69,269)
(61,039)
(477,468)
(188,908)
Total Segment
329,838
$
289,352
$
329,575
$
240,454
$
287,403
$
286,155
$
268,595
$
948,765
$
842,153
$

Blackstone

Reconciliation
of
GAAP
to
Total
Segment
Measures
–
Continued
This analysis reconciles the summarized components of Total Segments (pages 3-7) to their respective Total Segment amounts (page 13) and to their equivalent GAAP measures
as
reported
on
the
Consolidated
Statements
of
Operations
(page
1).
(a)
Represents the add back of the management and performance fees earned from consolidated Blackstone Funds which have been eliminated in consolidation.
(b)
Represents the add back of investment income, including general partner income, earned from consolidated Blackstone Funds which have been eliminated in consolidation
and
the
inclusion
of
investment
income
on
non-consolidated
Blackstone
Funds
which
in
GAAP
is
recorded
as
Other
Income
(Loss)
-
Net
Gains
(Losses) from Fund Investment Activities.
(c)
Represents the elimination of inter-segment interest income and the related expense.
(d)
Represents the total consolidation and elimination adjustments for Total Revenues and Total Expenses, respectively.
(e)
Represents transaction-based equity compensation that is not recorded in the segments.
(f)
Represents the add back for the amortization of transaction based intangibles, which is not recorded in the segments, and the elimination of inter-segment interest expense.
(g)
Represents the reversal of Fund Expenses which are attributable to consolidated Blackstone Funds and not a component of the segments.
(h)
Represents the inclusion of Other Income (Loss) which is a consolidation amount not recorded in the segments.
(i)
Represents the total consolidation and elimination adjustment between GAAP and Total Segments.
(Dollars in Thousands)
1Q'15
2Q'15
3Q'15
4Q'15
1Q'16
2Q'16
3Q'16
3Q'15 YTD
3Q'16 YTD
Other Operating Expenses
GAAP
General, Administrative and Other
130,973
146,859
158,664
139,607
123,045
130,988
124,322
436,496
378,355
Interest Expense
31,370
37,414
36,860
38,878
37,356
36,878
37,278
105,644
111,512
GAAP
162,343
$
184,273
$
195,524
$
178,485
$
160,401
$
167,866
$
161,600
$
542,140
$
489,867
$
Consolidation and Elimination Adjustment
(f)
(19,061)
(15,872)
(37,959)
(23,376)
(11,875)
(10,612)
(10,710)
(72,892)
(33,197)
Total Segment
143,282
$
168,401
$
157,565
$
155,109
$
148,526
$
157,254
$
150,890
$
469,248
$
456,670
$
Total Expenses
GAAP
1,142,568
914,432
476,997
556,878
617,710
712,603
773,777
2,533,997
2,104,090
Less: GAAP Fund Expenses
(g)
(16,850)
(41,699)
(18,296)
(2,654)
(5,229)
(8,592)
(15,128)
(76,845)
(28,949)
Consolidation and Elimination Adjustment
(d)
(248,782)
(199,539)
(102,040)
(82,879)
(70,477)
(79,879)
(71,749)
(550,361)
(222,105)
Total Segment
876,936
$
673,194
$
356,661
$
471,345
$
542,004
$
624,132
$
686,900
$
1,906,791
$
1,853,036
$
GAAP Income (Loss) Before Provision for Taxes to Total Segment Economic Income (Loss)
GAAP
Revenues Less Expenses
1,369,790
310,770
(465,424)
340,541
314,644
479,823
657,908
1,215,136
1,452,375
Other Income (Losses)
(h)
93,555
82,015
(16,867)
100,368
19,142
30,703
61,395
158,703
111,240
Income (Loss) Before Provision for Taxes
1,463,345
392,785
(482,291)
440,909
333,786
510,526
719,303
1,373,839
1,563,615
Consolidation and Elimination Adjustment
(i)
168,438
136,242
93,435
(35,067)
53,659
30,484
(11,334)
398,115
72,809
Total Segment
1,631,783
$
529,027
$
(388,856)
$
405,842
$
387,445
$
541,010
$
707,969
$
1,771,954
$
1,636,424
$

Fee Earnings
Distributable Earnings
Economic Net Income

Blackstone

Walkdown of Financial Metrics
See page 30, Walkdown of Financial Metrics –
Calculation of Certain Non-GAAP Financial Metrics for the calculation of the amounts presented herein that are not the respective captions on page
13, Total Segments. 3Q’16
Fee Related Earnings per Unit is based on end of period DE Units Outstanding; 3Q’16
DE per Unit is based on DE attributable to Common Unit Holders (see page 19,
Unitholder Distribution) and end of period Total Common Units Outstanding; and 3Q’16
ENI per Unit is based on Weighted-Average ENI Adjusted Units. 3Q’16 YTD per Unit represents the sum of the last three quarters. See page 31, Unit Rollforward.
(Dollars in Thousands, Except per Unit Data)
3Q'16
3Q'16 YTD
Results
Per Unit
Results
Per Unit
Base Management Fees
593,509
$
1,774,208
$
Advisory Fees
1,106
2,864
Transaction and Other Fees, Net
27,915
106,376
Management Fee Offsets
(20,850)
(56,347)
Other Revenue
(425)
1,873
Compensation
(268,595)
(842,153)
Non-Interest Operating Expenses
(103,625)
(312,194)
Fee Related Earnings
229,035
$
0.19
$
674,627
$
0.56
$
Net Realized Incentive Fees
14,859
43,298
Net Realized Carried Interest
335,595
744,154
Realized Investment Income
60,634
104,203
Net Interest (Loss)
(14,184)
(41,081)
Taxes and Related Payables
(51,089)
(99,471)
Equity-Based Compensation
18,178
58,724
Distributable Earnings
593,028
$
0.48
$
1,484,454
$
1.23
$
Net Unrealized Incentive Fees
18,664
27,634
Net Unrealized Carried Interest
36,113
66,784
Unrealized Investment Income
27,253
16,805
Add Back: Related Payables
30,104
40,458
Less: Equity-Based Compensation
(18,178)
(58,724)
Economic Net Income
686,984
$
0.57
$
1,577,411
$
1.32
$

Blackstone

Walkdown
of
Financial
Metrics
–
Calculation
of
Certain
Non-GAAP
Financial
Metrics
Unless otherwise noted, all amounts are the respective captions from the Total Segment information.
(a)
Represents equity-based award expense included in Economic Income, which excludes all transaction-related equity-based charges.
(b)
See page 25, Reconciliation of GAAP to Non-GAAP Measures for this adjustment.
(c)
Represents tax-related payables including the Payable Under Tax Receivable Agreement, which is a component of Taxes and Related Payables.
(Dollars in Thousands)
3Q'16
YTD'16
Other Operating Expenses
150,890
$
456,670
$
Less: Interest Expense
(47,265)
(144,476)
Non-Interest Operating Expenses
103,625
$
312,194
$
Realized Incentive Fees
30,295
88,108
Less: Realized Incentive Fee Compensation
(15,436)
(44,810)
Net Realized Incentive Fees
14,859
$
43,298
$
Realized Carried Interest
504,022
1,058,665
Less: Realized Carried Interest Compensation
(168,427)
(314,511)
Net Realized Carried Interest
335,595
$
744,154
$
Interest Income and Dividend Revenue
33,081
103,395
Less: Interest Expense
(47,265)
(144,476)
Net Interest (Loss)
(14,184)
$
(41,081)
$
Equity-Based Compensation
(a)
18,178
$
58,724
$
Taxes and Related Payables
(b)
(51,089)
$
(99,471)
$
Unrealized Incentive Fees
32,172
47,279
Less: Unrealized Incentive Fee Compensation
(13,508)
(19,645)
Net Unrealized Incentive Fees
18,664
$
27,634
$
Unrealized Carried Interest
106,157
242,031
Less: Unrealized Carried Interest Compensation
(70,044)
(175,247)
Net Unrealized Carried Interest
36,113
$
66,784
$
Related Payables
(c)
30,104
$
40,458
$

Blackstone

Unit Rollforward
(a)
See
page
26
note
(m)
for
information
on
the
1Q’16
GAAP
Weighted-Average
Units
Outstanding
-
Diluted.
3Q'15
4Q'15
1Q'16
(a)
2Q'16
3Q'16
Total
GAAP
Weighted-Average
Common
Units
Outstanding
-
Basic
638,832,799
641,134,086
644,897,849
646,933,698
650,917,510
Adjustments:
Weighted-Average Unvested Deferred Restricted Common Units
-
1,794,046
1,332,772
1,309,402
1,495,331
Weighted-Average Blackstone Holdings Partnership Units
-
547,495,655
-
546,235,112
543,392,474
Total
GAAP
Weighted-Average
Units
Outstanding
-
Diluted
638,832,799
1,190,423,787
646,230,621
1,194,478,212
1,195,805,315
Adjustments:
Weighted-Average Unvested Deferred Restricted Common Units
1,913,028
-
-
-
-
Weighted-Average Blackstone Holdings Partnership Units
550,983,910
-
548,042,780
-
-
Weighted-Average Economic Net Income Adjusted Units
1,191,729,737
1,190,423,787
1,194,273,401
1,194,478,212
1,195,805,315
Economic Net Income Adjusted Units, End of Period
1,191,328,573
1,190,361,741
1,194,083,538
1,194,567,513
1,195,797,124
Total Common Units Outstanding
635,440,608
637,410,828
643,789,108
645,810,990
649,587,761
Adjustments:
Blackstone Holdings Partnership Units
549,317,005
546,844,892
543,969,293
542,206,078
542,410,515
Distributable Earnings Units Outstanding
1,184,757,613
1,184,255,720
1,187,758,401
1,188,017,068
1,191,998,276
Common Unitholders receive tax benefits from deductions taken by Blackstone’s corporate tax paying subsidiaries and bear responsibility for the deduction from Distributable Earnings of the Payable Under Tax Receivable Agreement and certain other tax-related payables. Distributable Earnings Units Outstanding excludes units which are not entitled to distributions.

Blackstone

Definitions and Distribution Policy
Blackstone discloses the following financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America (“non-GAAP”) in this presentation:
•
Blackstone uses Economic Income, or “EI”, as a key measure of value creation, a benchmark of its performance and in making resource deployment and compensation decisions across its four segments. EI represents segment net income before taxes excluding transaction-related charges. Transaction-related charges arise from Blackstone’s initial public offering (“IPO”) and long-term retention programs outside of annual deferred compensation and other corporate actions, including acquisitions. Transaction-related charges include equity-based compensation charges, the amortization of intangible assets and contingent consideration associated with acquisitions. EI presents revenues and expenses on a basis that deconsolidates the investment funds Blackstone manages.
•
Economic Net Income, or “ENI”, represents EI adjusted to include current period taxes. Taxes represent the total GAAP tax provision adjusted to include only the current tax provision (benefit) calculated on Income (Loss) Before Provision for Taxes.
•
Blackstone uses Fee Related Earnings, or “FRE”, which is derived from EI, as a measure to highlight earnings from operations excluding: (a) the income related to performance fees and related performance fee compensation, (b) income earned from Blackstone’s investments in the Blackstone Funds and (c) net interest income (loss). Blackstone uses FRE as a measure to assess whether recurring revenue from its businesses is sufficient to adequately cover all of its operating expenses and generate profits. FRE equals contractual fee revenues less (a) compensation expenses (which includes amortization of non-IPO and non-acquisition-related equity-based awards, but excludes amortization of IPO and acquisition-related equity-based awards, Carried Interest and incentive fee compensation), and (b) non-interest operating expenses.
•
Distributable Earnings, or “DE”, which is derived from Blackstone’s segment reported results, is a supplemental measure to assess performance and amounts available for distributions to Blackstone unitholders, including Blackstone personnel and others who are limited partners of the Blackstone Holdings partnerships. DE is intended to show the amount of net realized earnings without the effects of the consolidation of the Blackstone Funds. DE, which is a component of ENI, is the sum across all segments of: (a) Total Management and Advisory Fees, (b) Interest and Dividend Revenue, (c) Other Revenue, (d)
Realized Performance Fees, and (e) Realized Investment Income (Loss); less (a) Compensation, excluding the expense of equity-based awards, (b) Realized
Performance Fee Compensation, (c) Other Operating Expenses, and (d) Taxes and Related Payables Under the Tax Receivable Agreement. DE is reconciled to
Blackstone’s Consolidated Statement of Operations.
•
Blackstone uses Adjusted Earnings Before Interest, Taxes and Depreciation and Amortization, or “Adjusted EBITDA”, as a supplemental non-GAAP measure derived from segment reported results and may be used to assess its ability to service its borrowings. Adjusted EBITDA represents DE plus the addition of (a)
Interest Expense, (b) Taxes and Related Payables Including Payable Under Tax Receivable Agreement, and (c) Depreciation and Amortization.
Distribution Policy. Blackstone’s intention is to distribute quarterly to common unitholders approximately 85% of The Blackstone Group L.P.’s share of
Distributable Earnings, subject to adjustment by amounts determined by Blackstone’s general partner to be necessary or appropriate to provide for the conduct of its business, to make appropriate investments in its business and funds, to comply with applicable law, any of its debt instruments or other agreements, or to provide for future cash requirements such as tax-related payments, clawback obligations and distributions to unitholders for any ensuing quarter. The amount to be distributed could also be adjusted upward in any one quarter. All of the foregoing is subject to the qualification that the declaration and payment of any distributions are at the sole discretion of Blackstone’s general partner and may change its distribution policy at any time, including, without limitation, to eliminate such distributions entirely.

Blackstone

Forward-Looking Statements
This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934 which reflect Blackstone’s current views with respect to, among other things,
Blackstone’s operations and financial performance. You can identify these forward-looking statements by the use of words such as
“outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,”
“intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes
or
results
to
differ
materially
from
those
indicated
in
these
statements.
Blackstone
believes
these
factors
include
but
are
not limited to those described under the section entitled “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended
December 31, 2015, as such factors may be updated from time to time in its periodic filings with the Securities and Exchange
Commission, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in the filings. Blackstone undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.
This presentation does not constitute an offer of any Blackstone Fund.